Advances for Vessels Under Construction and Acquisitions and Other Vessel Costs	12 Months Ended
Dec. 31, 2014
Advances For Property Plant And Equipment [Abstract]
Advances for Vessels under Construction and Acquisitions and Other Vessel Costs

5.       Advances for Vessels under Construction and Acquisitions and Other Vessel Costs

In May 2013, Aster and Aerik, each entered into a shipbuilding contract with unrelated third parties for the construction of a Newcastlemax dry bulk carrier for the aggregate price of $97,400. The vessels are expected to be delivered in 2016.

In January 2014, Houk entered into a shipbuilding contract with unrelated third parties for the construction of a Kamsarmax dry bulk carrier for a contract price of $28,825. The vessel is expected to be delivered in 2016.

In December 2014, Lelu entered into a memorandum of agreement with an unrelated third party to acquire a Capesize dry bulk carrier for the purchase price of $50,000. As at December 31, 2014, the Company had paid an amount of $10,066, including the advance to the seller and additional acquisition costs. The vessel was delivered in January 2015 (Note 17).

As at December 31, 2014, the remaining contractual obligations for all of the above contracts amounted to $147,291 (Note 10).

The amounts in the accompanying consolidated balance sheets include payments to sellers of vessels or, in the case of vessels under construction, to the shipyards and other costs capitalized in accordance with the accounting policy as discussed in Note 2(i). The movement of the account during 2014 and 2013 was as follows:

	2014	2013
Beginning balance	$38,862	$11,502
- Advances for vessels under construction and other vessel costs	43,160	30,053
- Advances for vessel acquisitions and other vessel costs	10,066	23,983
- Transferred to vessel cost (Note 6)	(62,588)	(26,676)
Ending balance	$29,500	$38,862